UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

         Date of Report (Date of earliest event reported): June 4, 2004

                            SECURITY BIOMETRICS, INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                         0-30711               98-0209119
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or organization)                              Identification No.)

           500 Fifth Avenue, Suite 1650, New York, New York 10110-0002
                    (Address of principal executive offices)

                                 (212) 931-5760
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On June 4, 2004, Security Biometrics, Inc (the "Company") and its subsidiary Lightec Communications Corp. ("Lightec") entered into a Settlement Agreement (the "Agreement") with MaryAnne Richard and Michael Richard (together, the "Richards"), pursuant to which the Company and Lightec, on the one hand, and MaryAnne Richard and Michael Richard, on the other hand, agreed to settle all obligations and disputes between them. As part of the Agreement, the Company agreed to arrange for the payment to the Richards of $1,189,983 and to issue to MaryAnne Richard a warrant for 8 million shares of the Company's common stock (the "Warrant"), and the Richards agreed to (i) transfer 17,000,000 shares of the Company's common stock to a third-party designee of the Company and (ii) surrender a promissory note from the Company in the principal sum of $1,000,000 (the "Note"). A warrant satisfying the requirements of the Agreement was issued to MaryAnne Richard on May 7, 2004. On June 7, 2004, the Company arranged for the payment of $850,000 to the Richards and the Richards transferred 17,000,000 shares of the Company's common stock to the Company's third-party designees. Pursuant to the Agreement upon the payment of the balance of $339,983 to the Richards on or before July 2, 2004, the Richards shall surrender the Note. The parties will then execute a mutual waiver and release of all claims of any kind whatsoever that each may have against the other.

This current report may contain "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Security Biometrics, Inc. cautions readers that statements regarding the Company's future revenues, results of operations, and business operations, among others, are forward-looking statements and are based on management's current expectations, estimates and projections. Words such as "expects," "anticipates," "projects," "estimates," "believes," or statements indicating certain actions "may," "could," or "might" occur and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks and uncertainties, including the Company's ability to market its products and services in a competitive environment, the Company's ability to raise additional capital and the Company's ability to continue to perform under its existing contracts, as well as other factors, many of which are beyond the Company's control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For additional information on these uncertainties, please see the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

ITEM  7.            FINANCIAL  STATEMENTS  AND  EXHIBITS  .

The  following  exhibits  are  being  furnished  pursuant  to  Item  5.

(c)     Exhibits.

10.1 Settlement Agreement, dated June 4, 2004, by and among MaryAnne Richard and Michael Richard, Security Biometrics, Inc. and Lightec Communications Corp.

10.2 Warrant, dated May 7, 2004, made in favor of MaryAnne Richard, for 8,000,000 shares of common stock of Security Biometrics, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                                       SECURITY BIOMETRICS, INC.


Date:  June  7,  2004                                  /s/ Chris  Farnworth
                                                       -------------------------
                                                       Chris  Farnworth
                                                       Vice  President


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